UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2012

WWA GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada

000-26927

77-0443643

(State or other jurisdiction

(Commission

(IRS Employer

of incorporation)

File Number)

Identification No.)

700 Lavaca Street, Suite 1400, Austin, Texas   78701

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (480) 505-0070

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR

240.14d-2(b))

□

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR

240.13e-4(c))

ITEM 5.02

DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF

DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

(b)    Effective June 27, 2012  the board of directors of WWA Group, Inc. (the “Corporation”) accepted the resignation of Yogesh Saxena as a director of the Corporation and as a member of the Corporation’s audit committee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WWA Group, Inc.

Date

By: /s/ Eric Montandon

July 5, 2012

Name: Eric Montandon

Title: Chief Executive Officer and Director